DAVIS TAX-FREE HIGH INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
============================================================================
Dear Shareholder:

Your Fund has continued to post excellent absolute and risk-adjusted
performance.   It turned in the best performance among all 513 of its
peers for 1996 through September 30th based on absolute total return according to Morningstar1. Your Fund demonstrated its resiliency during 1996's tough bond market with an average annual total return on net asset value of Class A shares over the period of 4.09% compared to 1.15% for Morningstar's average.

Dividend Increase
Other good news is that your Fund's monthly dividend is being increased. Some of the Fund's investment strategies (outlined below) have resulted in the unusual feat of increase in income and a corresponding increase in your Fund's dividend. As of November 1, 1996, the Class A share monthly dividend will be $0.0485 (up from $0.045), and the Class B share dividend will be $0.04278 (up from $0.040).

Absolute Performance
Class A shares of Davis Tax-Free High Income Fund ended their second fiscal year with a total return of 6.33% (at net asset value), compared to an average of 6.01% for high yield municipal bond funds 2. Since their inception in December 1994, they have generated a net-asset-value average annual total return of 7.80%. Class B shares of the Fund, which originated in 1985, delivered a one-year return of 5.51% (at net asset value).

Superior Risk-Adjusted Performance
Your Fund has continued to provide superior risk-adjusted performance and, at September 30, 1996 it held Morningstar's highest rating, * * * * * (five stars) , for all periods: one, three, five, and ten years 3. In addition to a strong total return, this superior risk-adjusted rating was achieved in part by the Fund's low level of volatility. The result is that your Fund has the sixth highest ratio of average annual total return per standard deviation for both the three and five year periods out of 324 and 192 municipal bond funds, respectively, tracked by Morningstar 4.

Interest Rates
The bond market in general dropped by approximately 12 percentage points during the first half of 1996 as the market worried that lower unemployment would cause the Federal Reserve to raise short term rates to slow down the economy. Since then, long U.S. treasuries have rebounded by approximately 4 percentage points; long municipals were stronger, out-rebounding treasuries by about two to one as fears of the passage of a flat tax (which would have diminished the tax advantages of municipal bonds) subsided.

Investment Strategies - Maximizing Reward per Risk
The fund has continued to use the same investment strategies that it used to achieve its top long and short term risk-adjusted performance ratings. In general our methods revolve around brick by brick bottom up credit and security characteristic research with a focus on maximizing the yield per credit quality and on the upside potential and downside protection of each individual investment. In other words, we are trying to get the most for the money in terms of reward per risk taken and we do it by constantly focusing on the upside potential and downside protection of each individual investment.

Risks & Rewards
I typically look at risk in three forms: credit risk, interest rate risk, and call risk. Credit risk is the risk that the guarantor cannot or will not pay us our principal or interest as was agreed to. An extreme example would be

DAVIS TAX-FREE HIGH INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
============================================================================
where a guarantor's credit quality deteriorates so much that it goes into bankruptcy and its bonds become essentially worthless. Purchasing bonds is a lot like making a loan. There are numerous variables that should be looked at to make sure you are going to be paid back. Accordingly, we spend a lot of time looking at the underlying credit quality of a guarantor. Interest rate risk is the risk that interest rates rise causing a bond's principal value to drop; this happens because after rates rise, an investor is not willing to pay the same price for a bond as before the drop (when interest rates were lower). Thus, in general when interest rates rise, bonds prices drop, and vice versa. Call risk is the risk that a bond is called away from the owner and the funds have to be reinvested in lower yielding securities. Call risk is a primary concern when interest rates drop. Of course, there are other types of risk and the tradeoffs among them can result in different positive or negative returns depending upon the subtleties of the specific credit and bond characteristics. The reward is yield in the form of coupon income (and/or amortization), and in the form of capital appreciation due to improving credit quality and/or due to falling interest rates.

Upside Potential and Downside Protection - Other Factors
Other factors influencing the upside potential and downside protection aspects of each investment are its security characteristics including the coupon rate, the original issue yield, the maturity date, the stated call schedule, other potential calls, the sinking fund schedule, the guarantor, any insurance, letters of credit, etc. In addition, the relative trading levels of different investments are often out of line and indicate potential investment value.

Giving Up Some Upside Potential to Pick Up Extra Downside Protection
One strategy that I use quite often is to give up some upside potential for more than a proportionate amount of downside protection. This strategy is usually appropriate after the market has rallied (prices have risen) and interest rates have dropped since rallies are usually followed by market declines. Downside protection can come in the form of increased credit quality (generally a security with a higher credit rating) or less interest rate risk (generally a larger coupon and/or a shorter maturity).

One tactic for implementing this strategy is to purchase high quality "cushion bonds." A cushion bond is a bond with a large coupon that is trading to a short call. If the bond was not callable it would, for example, be trading at 110, but because of the call at 100, the bond trades at only
101. The cushion in this example is nine points, the difference between where the bond would trade if it were non-callable (110) and where it is actually trading (101). In other words, the bond market in general would have to drop over nine points (the cushion) before the value of this particular bond's price would drop much, if at all. An added benefit with large coupon cushion bonds is that if they pass their call, you keep getting that big coupon longer than the market had anticipated. It is because many of our coupon bonds have not been called that our income level has risen and we have been able to increase your dividend. Of course, if they are called and we have to reinvest proceeds into lower income investments, the dividend could have to be adjusted downward.

Purchasing Less Followed Investments
Focusing on investment areas that are not followed that closely by the investment community is another strategy I use to get more yield per credit quality or per upside/downside characteristics. Municipal bond buyers are usually most comfortable purchasing traditional essential service municipals like bonds issued to finance a water system rather than an industrial revenue bond (IRB) that is guaranteed by a company, or a housing bond, or a bond backed by a hospital or a nursing home. Because these sectors are less followed, you can often find better yield per credit quality or upside/downside characteristics. I feel we have an advantage in these markets. For example, I am also the portfolio manager of Davis High Income Fund, a fund that invests in high yield corporate bonds. My focus in that market benefits my knowledge and understanding of the municipal industrial

DAVIS TAX-FREE HIGH INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
============================================================================
revenue bond market. The result has been that we have done very well investing in these types of securities.

Top-Down Portfolio Management Techniques
While the bread and butter of our superior risk-adjusted performance is probably due to our experience with and use of bottom up credit research and a continued focus on the upside potential and downside protection of each individual investment, we also use top-down management techniques where I look at the characteristics of the portfolio as a whole. I use these techniques to monitor the proportion of our stake in positions of similar type or strategy. Another important top-down method that we continue to use is lowering the risk of the portfolio as a whole by diversifying or spreading the risk by owning lots of smaller investments rather than being concentrated with fewer, larger investments. At September 30, 1996, your Fund was well diversified with 280 securities spread throughout 48 states.

How the Portfolio Was Invested
In the first quarter the portfolio was defensively positioned with a low proportion of market performers (bonds with lots of upside potential but less downside protection) and lots of cushion bonds. This positioning turned out to be appropriate since the bond market in general took a nasty drop of about 12 percentage points from January though April. Near the trough, some of our cushion bonds lost their cushion and were sold since at the new market levels they no longer had downside protection and had little upside potential. Next, I took the proceeds from the sales of those positions and did very well purchasing market performers on the dips and selling them on rebounds as the market cycled up and down several times from May to September with an upward bias as discussed previously. An important point is that the core of the portfolio hardly traded; most of the trading volume represented a small proportion of the portfolio (probably less than 10%) trading over and over again throughout those cycles. The overall result was our number one absolute total return performance during the first nine months of 1996 as discussed above.

The Economy - Continued Caution
The current economic recovery, while one of the longest, is the weakest since our government has been keeping statistics. My thinking is that if this is the recovery, I really want to be prepared for the downturn. Early 1996 showed the first signs of economic weakness in the form of rising mortgage loan and credit card delinquencies and defaults. Personal bankruptcies are at levels never seen in a recovery. To me, this points to the beginning of a credit contraction which will contribute to an economic slowdown. If that occurs, revenues and cash flow for companies, municipalities, and individuals will decline and credit quality in general will deteriorate. Also, the U.S. federal government is pushing the administration and costs of several programs down to municipal, city, and state levels; this shift could cause credit quality problems for traditional municipal bond guarantors. With this in mind, I have kept the Fund defensively positioned with respect to a downturn. The average rating (of the securities which are rated) is A+. Many believe that interest rates drop with the onset of a recession. I believe that research shows that interest rates often go up early in a downturn as borrowers try to hold on. Only later, as the downturn continues, does the demand for credit drop as borrowers throw in the towel, finally causing interest rates to fall. With this in mind, I have kept the Fund defensively positioned with respect to rising interest rates.

How the Portfolio Is Invested Now
After the recent bond market rebound and even stronger performance by the municipal market (due to dissipation of fear of passage of a flat tax), the portfolio is now positioned much like it has been over the past several years. The portfolio's core holdings are intact and consist primarily of high coupon bonds. The Fund's average credit quality rating (of securities that are rated) is A+, the same level it has been for a couple of years now. While the

DAVIS TAX-FREE HIGH INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
============================================================================
portfolio is highly diversified with approximately 280 positions in 48 states, it is concentrated somewhat in the same areas that helped the Fund earn its ***** (five star) Morningstar risk-adjusted rating:
industrial revenue bonds, housing bonds, hospital bonds, and nursing home bonds. Another useful way to see how defensively the portfolio is positioned is to look at the amount of insured bonds it holds - on September 30, 1996, approximately 27% carried traditional municipal bond insurance or the backing of a federal agency such as the Federal National Mortgage Association (FNMA). Thus, your Fund is currently defensively positioned with respect to credit quality and with respect to interest rates with a core position of somewhat interest rate insensitive positions. The large coupon core holdings should provide ample income under most scenarios. Thus, the portfolio should perform very well relative to its peer group in a rising or flat interest rate environment and in an environment where credit quality in general stays the same or weakens. What we are giving up with this strategy is the upside potential that would come with a strong rally in the bond market (interest rates dropping substantially) or by a strengthening credit quality environment such as an economic boom. I believe that our implementation of these strategies will continue to prove itself with superior performance in the future as it has done over the past six years.

Respectively submitted,


/S/ B. Clark Stamper

B. Clark Stamper
Portfolio Manager
















1 Source: Morningstar Principia for Mutual Funds October 1996. Total returns were calculated by Morningstar. Category average total return was calculated from that data.
2 Source: Lipper Analytical Service, Inc., based on NASD-reporting funds as of 10-1-96.
3 Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1996. Subject to change every month, Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The fund was rated against 1,013, 561 and 221 municipal bond funds for the respective periods. Ten percent of the funds in an investment category receive five stars; 22.5%, four stars; 35%, three stars; 22.5%, two stars; and 10%, one star. Star ratings for the Fund's other classes of shares are available only for those classes with at least three years of performance history and may vary. Past performance is no guarantee of future results.
4 Total returns and standard deviations were calculated by Morningstar and published in its Principia for Mutual Funds diskette software (October 1996). Category average total return, category average standard deviation, and individual fund total return/standard deviation statistics were calculated from that published data.




DAVIS TAX-FREE HIGH INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
============================================================================

Table of Key Statistics

                      Net Asset Value Total Returns
                      -----------------------------
Class A Shares     3 mos.  1.94%     6 mos.  3.58%     12 mos.  6.33%
Class B Shares     3 mos.  1.78%     6 mos.  3.14%     12 mos.  5.51%



                  Net Asset Value Average Annual Total Returns
                  --------------------------------------------
Class A Shares         Since inception (December 1, 1994)           7.80%
Class B Shares         3 yrs.  4.98%     5 yrs.  6.57%     10 yrs.  6.97%



  Composition of the Fund's Portfolio by quality Rating as a Percentage of
  ------------------------------------------------------------------------
                     Total Assets at September 30, 1996
                     ----------------------------------

                                                         Fund's Assessment of          General Definition
Moody's/S&P Rating Category         Percentage          Non-rated Securities             of Bond Quality
---------------------------         ----------          --------------------             ---------------
Aaa/AAA.......................        23.70%                   0.29%                    Highest quality
Aa/AA.........................        11.91%                   0.19%                    High quality
A/A...........................        14.39%                   0.76%                    Upper medium grade
Baa/BBB.......................        10.37%                   4.76%                    Medium grade
Ba/BB.........................        10.28%                  12.04%                    Some speculative
                                                                                        elements
B/B...........................         2.97%                   4.31%                    Speculative
Caa/CCC.......................         0.00%                   0.00%                    More speculative
Ca, C/CC, C, D................         0.00%                   0.00%                    Very speculative,
                                                                                        may be in default
Not Rated.....................        22.35%                   0.00%                    Not rated by
                                                                                        Moody's or S&P
Short-term Investments........         4.03%                   0.00%
                                     -------                  ------
                                     100.00%                  22.35%


Average credit rating:                 A+
Weighted average maturity:            15.65 years

DAVIS TAX-FREE HIGH INCOME FUND
Comparison of Davis Tax-Free High Income Fund, Class B Shares
and Lehman Brothers
10 Year Revenue Bond Index
=======================================================================================================
        Average Annual Total Return For the Periods ended September 30, 1996.
CLASS A SHARES (This calculation includes an      CLASS B SHARES (This calculation includes
initial sales charge of 4 3/4%.)                  applicable contingent deferred sales charges.)
One Year.............................. 1.26%      One Year.............................   2.54 %
Life of class (December 1, 1994                   Five Years...........................   6.42 %
through September 30, 1996)........... 5.00%      Ten Years............................   6.97 %

$10,000 invested over ten years. Let's say you invested $10,000 in Davis Tax-Free High Income Fund B shares on September 30, 1986. As the chart below shows, by September 30, 1996 the value of your investment would have grown to $19,632 - a 96.32% increase on your initial investment. For comparison, the Lehman Brothers 10 Year Revenue Bond Index is also presented on the chart below. Its value would have grown to $21,766 - a 117.66% increase. Investments cannot be made directly into an index.



The performance data for Davis Tax-Free High Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS TAX-FREE HIGH INCOME FUND
Portfolio Holdings as of September 30, 1996
===============================================================================

 Chart omitted. Details of chart are as follows:



     Portfolio Makeup                      % of Fund Assets
     ----------------                      ----------------

     Cash & Equivalents                     3.40%
     Municipal Bonds                       96.60%


Chart omitted. Details of chart are as follows:



    Sector Weightings                     % of Portfolio
    -----------------                     --------------

    Education                              4.10%
    General Obligations                    2.50%
    Health                                28.10%
    Housing                               25.70%
    Ind. Dev. Rev.                        17.20%
    Other                                  0.70%
    Other Revenue Bonds                    7.70%
    Poll. Ctrl. Rev.                       5.10%
    Public Facilities                      1.00%
    Utilities                              7.90%











                                                                                                        % of
                                                                                                        Funds
Top 10 Holdings                                                                      State             Assets
-------------------------------------------------------------------------------------------------------------
Clifton Park, NY, IDA IDR Bds. (Caldor Inc. Prj.) Ser. A, 11.25%, 12/01/12          New York           1.76%
Claiborne Cnty., MS, PCR (MiddleSouth Energy, Inc. Prj.) Ser. C, 9.875%,
  12/01/14                                                                          Mississippi        1.68%
Allegheny Cnty. Hosp. Dev. Auth. Hosp. Rev. Ref. Bds., Ser. '85-A
  (St. Margaret Memorial Hosp. Prj.), 9.80%, 07/01/10                               Pennsylvania       1.65%
Houston Hsg. Fin. Corp. Sngl. Fam. Mtg. Rev, Bds., Ser. '83B
  (The Lomas & Nettleton Co. - Admin.), 10.375%, 12/15/13                           Texas              1.55%
The Ind. Dev. Corp. of Port of Corpus Christi, TX, Rev. Bds.,
  Valero Refng. & Mkg. Co., Ser. A, 10.25%, 06/01/17                                Texas              1.43%
Berks Cnty., PA, IDA (Supermarkets General Corp. Prj.), 10.50%, 11/01/03            Pennsylvania       1.42%
City of Charleston, SC, Waterworks and Sewer Sys. Ref. Rev. Bds.,
  Ser. '86A, 7.00%, 01/01/15                                                        South Carolina     1.37%
Wisconsin Hlth. Fac. Auth. Rev. Ref. Bds., Hosp. Sisters Svcs. Sys.,
  Ser. D, 9.25%, 07/01/12                                                           Wisconsin          1.36%
The Ohio Cnty. Bldg. Comm., WV, Hlth. Sys. Rev. Ref. Bds. (Ohio Valley
  Med. Ctr. Issue) Ser. '85, 9.625%, 01/01/13                                       West Virginia      1.34%
Phoenix, AZ, IDA Sngl. Fam. Mtg. Rev. Bds., Ser. '84, Zero Cpn., 12/01/15           Arizona            1.29%

DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - (96.63%)
              ALABAMA - (0.48%)
$  210,000    Ozark, AL, Medical Clinic Brd. 1st Mtg. Rev. Bds. (United States Hlth. &
              Hsg. Foundation, Inc. Prj.), 9.25%, 10/01/99.......................................................    $     221,775
   500,000    The Special Care Fac. Fin. Auth. of the City of Pell City, AL, 1st Mtg. Rev.
                Bds. (The Village of Cook Springs, Inc. Prj.) Ser. '93-A, 8.50%, 07/01/18........................          523,835
                                                                                                                     -------------
                                                                                                                           745,610
                                                                                                                     -------------
              ALASKA - (1.03%)
 1,000,000    Alaska Hsg. Fin. Corp., Insured Mtg. Prg. Bds., `90 1st Ser.,7.75%,
                12/01/14.........................................................................................        1,011,810
   565,000    Alaska Hsg. Fin. Corp., Insured Mtg. Prg. Bds., '90 1st Ser., 7.80%,
                12/01/30.........................................................................................          571,690
                                                                                                                     -------------
                                                                                                                         1,583,500
                                                                                                                     -------------
              ARIZONA - (3.22%)
   180,000    Chandler, AZ, Improvement Dist. No. 51, 7.875%, 01/01/99...........................................          182,527
 1,275,000    City of Tolleson Muni Fin. Corp. Rev. Bds., Ser. of '85, 9.20%, 09/01/05...........................        1,293,041
   230,000    Coconino & Mohave Cntys., AZ, Unified School Dist. No. 6, Cap.
                Appreciation Ref. Bds., Zero Cpn., 07/01/02......................................................          173,507
   730,000    The IDA of the City of Casa Grande, AZ, Dev. Rev. Bds. (Five Points
                Redevelopment Prj.), Sr. Bds., 8.25%, 12/01/15...................................................          757,156
   500,000    The IDA of the City of Sierra Vista, 1st Mtg. Nursing Home Ref. Rev. Bds.
                (Sierra Vista Medical Investors, Ltd. Prj.) Ser. '94A, 8.50%, 08/01/10...........................          520,645
    95,000    The IDA of the Cnty. of Pima, AZ, Sngl. Fam. Mtg. Rev. Bds.(GNMA
                Mtg.-Backed Sec. Prg.) Ser. '88, 8.125%, 09/01/20................................................           99,481
15,220,000    Phoenix, AZ, IDA Sngl. Fam. Mtg. Rev. Bds., Ser. '84,Zero Cpn.,
                12/01/15.........................................................................................        1,922,438
                                                                                                                     -------------
                                                                                                                         4,948,795
                                                                                                                     -------------
              ARKANSAS - (0.70%)
   150,000    Arkansas St. Dev. Fin. Auth., Sngl. Fam. Mtg. Rev. Bds., Conventional &
                FHA Insured, Ser. '85 A, 9.375%, 08/01/14........................................................          155,471
   345,000    Arkansas St. Dev. Fin. Auth., Sngl. Fam. Mtg. Rev. Bds., Conventional &
                FHA-MBIA Insured, Ser. '85 A, 9.375%, 08/01/14...................................................          356,878
   500,000    Independence Cnty., AR, PCR, (Mississippi Pwr. & Lt. Co. Prj.) '82-A
                Ser. B, 9.50%, 07/01/14..........................................................................          549,500
                                                                                                                     -------------
                                                                                                                         1,061,849
                                                                                                                     -------------
              CALIFORNIA - (6.40%)
 1,000,000    The Airport of the City & Cnty. of San Francisco, CA, Community Int'l
                Airport Rev. Bds., Second Ser. Issue 11 '96, 6.00%, 05/01/13.....................................        1,017,430
 1,440,000    California Hlth. Fac. Auth. Hosp. Rev. Ref. Bds. (Valley Presbyterian Hosp.)
                '83 Ser. A, 9.00%, 05/01/12......................................................................        1,461,600
   380,000    California Hlth. Fac. Auth. Insured Hosp. Rev. Bds. (Victor Valley
                Community Hosp.) '84 Ser. A, 9.875%, 07/01/12....................................................          381,775
   855,000    California Hlth. Fac. Auth. Insured Hosp. Rev. Bds. FGIC Insured (Victor
                Valley Community Hosp.) '84 Ser. A, 9.875%, 07/01/12.............................................          859,181


DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              CALIFORNIA - Continued
$  200,000    California Hsg. Fin. Agy. Rev. Bds., Cap. Appreciation Home Mtg.,
                Ser. B, Zero Cpn., 02/01/99......................................................................    $     174,276
   690,000    California Hsg. Fin. Agy. Rev. Insured Hsg. Bds., Ser. B, 8.625%, 08/01/15.........................          724,686
   100,000    The City of Los Angeles, Multi Fam. Hsg. Ref. Rev. Bds., '91 Ser. A,
                7.00%, 05/01/21..................................................................................          104,744
   455,000    City of Modesto, CA, Econ. Dev. Rev. Bds. (FHA Insured Mtg. Loan -
                Evergreen Convalescent Home Prj.), 10.50%, 08/01/19..............................................          471,093
   900,000    City of Napa, CA, '92, Ind. Rev. Ref. Bds. (Napa Motel and Restaurant),
                8.50%, 12/01/07..................................................................................          919,521
   250,000    Cnty. of Marin, Mtg. Rev. Bds., Ser. '84A (FHA Insured Mtg. Loan -
                Marion Park Apts. Prj.), Zero Cpn., 04/01/01.....................................................          161,070
 1,000,000    Cnty. of Marin, Multifam. Hsg. Rev. Bds., Ser. '84B (Marion Park
                Apts. Prj.), Zero Cpn., 04/01/07.................................................................          353,500
   100,000    Hsg. Auth. of the Cnty. of Santa Clara, Multifam. Hsg. Rev. Bds., Ser. 85 C
                (Fannie Mae Prg./Amberwood Apts. Prj.), 0%/9.375%, 10/01/07......................................           94,083
   160,000    Lancaster - Grand Terrace Huntington Pk., CA, Hsg. Fin. Auth. Res. Mtg.
                Rev. Ref. Bds., Ser. B, 7.375%, 01/01/12.........................................................          167,894
   275,000    Los Angeles, CA, Community Redevelopment Agy. Res. Mtg. Rev. Bds.,
                '85 Ser. A, 8.875%, 05/01/18.....................................................................          288,448
   530,000    Los Angeles, CA, Mtg. Rev. Bds., FHA Insured (Cunningham Village Apts.)
                Ser. D '84, 9.70%, 08/01/25......................................................................          546,356
 1,150,000    Los Angeles, CA, Mtg. Rev. Bds., FHA Section 8 Insured Mtg. Loan
                (Arleta Park Apts.) Ser. A, 9.75%, 03/01/06......................................................        1,202,279
   175,000    Los Angeles, CA, Multi. Fam. Rev. (FHA Insured Multi-Fam. Hsg. Mtg.
                Rev. Bds.) Park Parthenia Prj., 7.30%, 07/20/11..................................................          180,726
    45,000    Los Angeles, CA, Reg'l. Airports Improvement Corp. Lease Rev. Bds.
                (Los Angeles West Terminal Fuel Corp.), 10.00%, 01/01/01.........................................           50,540
   700,000    San Francisco, CA, City & Cnty. Multi. Fam. Hsg. Rev. Bds. (FHA
                Insured - Aspen South Hill Apts.) Ser. C, 9.00%, 12/01/26........................................          716,464
                                                                                                                     -------------
                                                                                                                         9,875,666
                                                                                                                     -------------
              COLORADO - (1.27%)
   525,000    Colorado Hsg. Fin. Auth., Sngl. Fam. Mtg. Prg.-Ser.-A-2-FSA-CO.,
                8.25%, 08/01/19..................................................................................          538,813
    30,000    Denver (City & Cnty.), CO, Sngl. Fam. Mtg. Rev. Bds., Ser. '85A,
                Zero Cpn., 09/01/16..............................................................................            3,755
   180,000    Hamilton Creek Metro. Dist., Summit Cnty., CO, G.O., 11.25%, 12/01/04<F2>..........................          169,200
   770,000    Mesa Cnty., CO, IDR Ref. Bds. (Joy Tech. Inc. Prj.) Ser. '92, 8.50%, 09/15/06......................          810,286
   430,000    Mesa Cnty., CO, Sngl. Fam. Mtg. Rev. Bds., Ser. 197, 8.875%, 12/01/11..............................          441,352
                                                                                                                     -------------
                                                                                                                         1,963,406
                                                                                                                     -------------


DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              CONNECTICUT _ (0.40%)
$  600,000    Connecticut Dev. Auth., Hlth. Care Rev. Bds. (Corp. for Independent Living
                Prj.) Ser. '93B, 8.00%, 07/01/17.................................................................    $     617,070
                                                                                                                     -------------
              DELAWARE - (0.73%)
   830,000    Delaware Econ. Dev. Rev. Ref. Bds. (Supermarkets General Corp. Prj.)
                Ser. '83, 10.875%, 12/01/03......................................................................          845,820
   345,000    Delaware St. Econ. Dev. Community Multi-Fam. Mtg. Rev. Bds.,
                Cadis-GNMA-Chestnut Cross, 0%/9.75%, 07/20/20....................................................          274,517
                                                                                                                     -------------
                                                                                                                         1,120,337
                                                                                                                     -------------
              DISTRICT OF COLUMBIA - (0.17%)
   250,000    District of Columbia (Washington, D.C.) Rev. Bds. (The Howard University
                Issue) Ser. A, 7.875%, 10/01/04..................................................................          264,185
                                                                                                                     -------------
              FLORIDA - (5.51%)
 1,505,000    Broward Cnty., FL, Hsg. Fin. Auth. Rev. Home Mtg., Ser. A, Cap.
                Appreciation, Zero Cpn., 04/01/14................................................................          255,609
   460,000    Charlotte Cnty., FL, IDR Ref. Bds. (Beverly Enterprises - Florida, Inc. Prj.)
                Ser. '87, 10.00%, 06/01/11.......................................................................          518,245
   500,000    City of Sunrise, FL, Util. Sys. Rev. Bds., Ser. `96A, 5.75%, 10/01/21..............................          499,340
 5,890,000    City of Tampa, FL, Home Mtg. Rev. Bds., '83 Ser. A, Muni Multiplier
                Bds., Zero Cpn., 10/01/14........................................................................          886,622
   360,000    Dade Cnty., FL, Solid Waste Sys. Special Obligation Rev. Ref. Bds.
                Cap. Appreciation, Ser. '86, Zero Cpn., 04/01/08.................................................          159,192
   705,000    Dade Cnty., FL, Special Hsg. Rev. Bds. (City of Miami Dev. - Indenture
                VIII), Ser. A, 11.00%, 07/01/12..................................................................          717,902
   110,000    Duval Cnty., FL, Hsg. Fin. Auth. Multi-Fam. Hsg. Rev. Bds. (Mandarin
                Lake Apts.) Ser. '85 E, 9.50%, 08/01/25..........................................................          121,237
 1,100,000    Florida Hsg. Fin. Agy. (Southlake Apartments Prj. - D), 8.10%, 10/01/02<F3>........................        1,135,706
   110,000    Highlands Cnty., FL, IDA (Beverly Enterprises - Florida, Inc. Prj.) Ser. '91,
                9.25%, 07/01/07..................................................................................          120,824
   245,000    The Hsg. Fin. Auth. of Dade Cnty. (Florida) Collateralized Mtg. Rev. Bds.,
                '84 Ser. H (Lihud Ltd. Apts. Prj.), 10.50%, 06/01/00.............................................          246,208
   205,000    Jacksonville Hlth. Fac. Auth. Hosp. Rev. Ref. Bds., Ser. '89A (Methodist
                Hosp. Prj..), 8.00%, 10/01/06....................................................................          207,622
   425,000    Jacksonville Hlth. Fac. Auth. Hosp. Rev. Ref. Bds., Ser. '89A (Methodist
                Hosp. Prjs.), 8.00%, 10/01/15....................................................................          429,565
   245,000    Jacksonville Hlth. Fac. Auth. Hosp. Rev. Ref. Bds., Ser. '89B (Methodist
                Hosp. Prjs.), 8.00%, 10/01/15....................................................................          247,631
   460,000    Manatee Cnty., FL, Hsg. Fin. Auth. Mtg. Rev. Bds., Cap. Appreciation,
                '83 Ser. A, Zero Cpn., 10/01/15..................................................................           63,922
    75,000    Marion Cnty., FL, IDR (Midland-Ross Corp. Prj.) Ser. '81, 11.875%,
                08/01/11.........................................................................................           76,166
   500,000    Ocean Highway & Port Auth. Solid Waste/PCR Bds. (Container Corp. of
                America Prj.) Ser. '85, 9.375%, 11/01/04.........................................................          511,175

DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments _ Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              FLORIDA - Continued
$  450,000    Orange Cnty., FL, IDA (Beverly Enterprises - Florida, Inc. Prj.) Ser. '91,
                9.25%, 08/01/10..................................................................................    $     494,744
 3,210,000    Palm Beach Cnty., FL, Hsg. Fin. Auth. Sngl. Fam. Mtg. Rev. Bds. Cap.
                Appreciation, Zero Cpn., 07/01/14................................................................          522,684
   725,000    South Indian River Wtr. Control Dist., Sect. 15A Improvement Bds. (Egret
                Landing - Phase I), 8.00%, 11/01/18..............................................................          772,045
   470,000    Winter Garden, FL, IDR Ref. Bds. (Beverly Enterprises - Florida, Inc. Prj.)
                Ser. '91, 8.75%, 07/01/12........................................................................          516,704
                                                                                                                     -------------
                                                                                                                         8,503,143
                                                                                                                     -------------
GEORGIA - (1.92%)
 1,340,000    De Kalb Cnty., GA, Sngl. Fam. Hsg. Auth. Mtg. Rev. Bds., Ltd.
                Intermediate Muni Obligation, Ser. '85, 0%/10.50%, 12/01/16......................................        1,189,866
   200,000    Gainesville Redevelopment Auth., 1st Mtg. Rev. Bds.(Autumn Breeze
                Personal Care Home, Inc. Prj.) Ser. `96A, 8.00%, 04/01/26........................................          198,276
 1,520,000    Gwinnett Cnty., GA, Hsg. Auth. Sngl. Fam. Mtg. Rev. Bds. Cap.
              Appreciation, Zero Cpn., 04/01/16197,190
   590,000    The Hsg. Auth. of Columbus, GA, Multifamily Hsg. Rev. Bds. (Columbus
                Gardens Elderly Hsg. Prj.) Ser. '94, 8.25%, 01/01/24.............................................          599,245
   750,000    Macon Cnty., GA, Hosp. Ref. Rev. Bds. (Flint River Comm.
                Hospital - Paracelsus Healthcare Corp. Prj.) Ser. '91, 9.00%, 03/01/11...........................          773,918
                                                                                                                     -------------
                                                                                                                         2,958,495
                                                                                                                     -------------
              HAWAII - (0.15%)
   220,000    Dept. of Transportation of the State of HI, Special Fac. Rev. Bds., Ser. `90
                (Continental Airlines, Inc.), 9.60%, 06/01/08....................................................          233,444
                                                                                                                     -------------
              IDAHO - (0.32%)
   500,000    City of Nampa Urban Renewal Agy., ID, Rev. Allocation (Tax Increment)
                Ser. `96B, 5.50%, 08/01/05.......................................................................          492,750
                                                                                                                     -------------
              ILLINOIS - (8.13%)
   320,000    Bensenville, IL, IDR Bds., Insured - Allied Roofers Supply Prj., 10.25%,
                08/01/03.........................................................................................          326,573
   200,000    Cook Cnty., IL, Community Cons. School Dist. No. 064 Park Ridge,
                School Fire Prevention and Safety Bds., Utilities G.O., Ser. '88, 7.00%,
                12/01/99.........................................................................................          201,048
   235,000    Cnty. of Cook, IL, Sngl. Mtg. Rev. Bds., '83 Ser. A, Zero Cpn., 07/01/15...........................           32,000
 1,000,000    Des Plaines, IL, Hosp. Fac. Rev. Ref. Bds. (Holy Fam. Hosp.), 9.25%
                01/01/14.........................................................................................        1,024,440
   450,000    Illinois Educ. Fac. Auth. Rev. Ref. Bds. (Illinois Institute of Technology)
                Ser. A '87, 8.75%, 06/01/15......................................................................          462,699
 1,495,000    Illinois Hlth. Fac. Auth. Rev. (Hlth. Fac. Rev. Ref. Bds. Ser. A `85)
                Methodist Med. Ctr. of Illinois, 9.625%, 10/01/10................................................        1,515,048
   150,000    Illinois Hlth. Fac. Auth. Rev. (Hlth. Fac. Rev. Ref. Bds. Ser. `85) Methodist
                Med. Ctr. of Illinois, 8.00%, 10/01/14...........................................................          150,516


DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              ILLINOIS _ Continued
$  395,000    Illinois Hlth. Fac. Auth. Rev. (Hlth Fac. Rev. Ref. Bds. Ser. `87) West
                Suburban Hosp. Med. Ctr, 8.25%, 08/01/13.........................................................    $     414,090
   400,000    Illinois Hsg. Dev. Auth. Multi Fam. Hsg. Bds., `82 Ser. C, 5.00%,
                07/01/25.........................................................................................          273,240
 1,100,000    Public Bldg. Commission of Chicago, Cook Cnty., IL, Bldg. Rev. Bds.,
                Ser. B of '87 Cmnty. College Dist. No. 508, 8.75%, 01/01/07......................................        1,135,057
   450,000    State of Illinois Civic Ctr. Bds. (Dedicated Tax Rev. Bds.) Ser. `91,
                9.15%, 12/15/99..................................................................................          465,462
 1,000,000    St. Clair Cnty., IL, Pub. Bldg., Community Bldg. Rev. Bds., 8.00%,
                12/01/05.........................................................................................        1,020,160
 1,410,000    Taylorville, IL, Econ. Dev. Rev. Bds. (Kroger Co. Prj.),11.75%, 04/01/07...........................        1,452,046
 1,880,000    Urbana, IL, Econ. Dev. Rev. Bds. (Kroger Co. Prj.), 11.50%, 03/01/07...............................        1,898,217
   700,000    Village of Riverdale, IL, Environmental Improvement Rev. Bds. (Acme
                Metals Inc. Prj.) Ser. `96A, 7.90%, 04/01/24.....................................................          702,408
   171,000    Village of Sauget, IL, IDR Bds. (The Pillsbury Co. Prj.) Ser. '80, 8.375%,
                05/01/05.........................................................................................          171,229
   500,000    Village of Sherman, IL, 1st Mtg. Rev. Bds. (Villa Vianney, Inc.) Ser. '95A,
                8.375%, 07/01/25.................................................................................          505,470
 1,000,000    Village of Wataga, IL, 1st Mtg. Hlth. Fac. Rev. Bds. (First Humanics Corp.
                - Galesburg, IL Prj.) Ser. '86, 10.00%, 09/01/16<F2>.............................................          790,000
                                                                                                                     -------------
                                                                                                                        12,539,703
                                                                                                                     -------------
              INDIANA - (1.68%)
   500,000    Carmel, IN, Retirement Rental Hsg. Rev. Ref. Bds. (Beverly Enterprises -
                Indiana, Inc. Prj.) Ser. '92, 8.75%, 12/01/08....................................................          549,595
   333,573    Elwood, IN, Econ. Dev. Rev. (K-Mart Co. - S. S. Kresge Co. Prj.), 8.50.%,
                10/15/00.........................................................................................          333,610
   560,000    The Hosp. Auth. of the City of Fort Wayne, IN, Hosp. Rev. Ref. Bds.
                (Ancilla Sys. Inc.) Ser. `86, 7.00%, 07/01/18....................................................          579,404
   440,000      Indiana Bond Bank, Ser. '85 A Bds., 9.625%, 02/01/06.............................................          456,262
   620,000    Indiana Bond Bank, Special Program Bds., Ser. '87 A, 8.70%, 02/01/13...............................          641,415
    35,000    Indianapolis, IN, Econ. Dev. (GNMA Coll - Bethany Indpt. Care), 9.15%,
                08/20/16.........................................................................................           38,350
                                                                                                                     -------------
                                                                                                                         2,598,636
                                                                                                                     -------------
              IOWA - (0.20%)
   312,457    Creston, IA, IDR (S.S. Kresge Co. - K-Mart Inc.), 8.50%, 08/01/00..................................          312,757
                                                                                                                     -------------
              KANSAS - (1.73%)
    90,000    City of Wichita, KS, Sngl. Fam. Mtg. Rev. Bds., '85 Ser. A, 9.00%,
                07/01/08.........................................................................................           93,385
 1,250,000    Kansas City, KS, Crawford Cnty., Tax-Exempt Muni Multiplier Rev. Bds.,
                Zero Cpn., 04/01/16..............................................................................          155,150
 1,440,000    Kansas City, KS, Hosp. Rev. Bds., Ser. '74, 8.10%, 12/01/041.......................................          477,037

DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              KANSAS - Continued
$  800,000    Kansas City, KS, Sngl. Fam. Mtg. Rev. Bds., Ser. '83 A, Zero Cpn.,
                12/01/14.........................................................................................    $     116,488
   205,000    Liberal, KS, Swr. Util. Sys. Rev. Ref. Bds., 8.80%, 10/01/99.......................................          209,826
   305,000    Liberal, KS, Swr. Util. Sys. Rev. Ref. Bds., 8.90%, 04/01/00.......................................          312,433
   575,000    Saline Cnty., KS, Sngl. Fam. Mtg. Rev. Cap. Accumulator Bds.,
                Ser. '82 A, Zero Cpn., 11/01/14..................................................................           78,482
   230,000    Seward Cnty., KS, Sngl. Fam. Mtg. Rev. Bds., '79 Ser. A, 7.375%,
                12/01/10.........................................................................................          230,352
                                                                                                                     -------------
                                                                                                                         2,673,153
                                                                                                                     -------------
              KENTUCKY - (0.88%)
   340,000    Cntys. of Jefferson, Oldham and Bullitt, KY, Home Mtg. Rev. Bds, Ser. '84,
                10.75%, 11/01/14.................................................................................          353,484
   250,000    Floyd, KY, Gas Sys. Rev. Ref. Bds., Ser. '91A, 8.00%, 09/01/12.....................................          281,353
   200,000    Jefferson Cnty., KY, Cap. Prjs. Corp. Rev. Bds. Lease - Ser. B, Zero Cpn.,
                08/15/07.........................................................................................           92,588
 1,100,000    Owensboro, KY, Elec. Light & Pwr. Rev. Bds., Ser. B, Zero Cpn.,
                01/01/09.........................................................................................          331,584
   500,000    Owensboro, KY, Elec. Light & Pwr. Rev. Bds., Ser. B, Zero Cpn.,
                01/01/09.........................................................................................          150,410
   150,000    The Turnpike Auth. of Kentucky Toll Road Rev. Bds., `86 Ser. A,
                8.125%, 07/01/98.................................................................................          153,522
                                                                                                                     -------------
                                                                                                                         1,362,941
                                                                                                                     -------------
              LOUISIANA - (3.05%)
   190,000    Jefferson Parish, LA, Home Mtg. Rev. Bds. Cap. Appreciation, Zero Cpn.,
                09/01/02.........................................................................................          104,082
   190,000    Jefferson Parish, LA, Home Mtg. Rev. Bds. Cap. Appreciation, Zero Cpn.,
                03/01/0..........................................................................................          398,623
 1,000,000    Lake Charles Non-Profit Hsg. Dev. Corp. Mtg. Rev. Ref. Bds., Ser. '90A
                and Ser. '90B, 7.875%, 02/15/25..................................................................        1,002,980
 1,085,000    Louisiana Hsg. Fin. Agy. Mtg. Rev. (Multi Fam. Mtg. Rev Bds.), Zero
                Cpn., 01/01/26...................................................................................           62,474
 1,500,000    Louisiana Pub. Fac. Auth. Rev. Ref. Bds., Ser. '93 (Schwegmann Westside
                Expressway, Inc. Prj.), 8.00%, 10/01/09<F3>......................................................        1,658,430
    25,000    Louisiana Pub. Fac. Auth. Supplemental Student Loan Rev. Variable Rate
                Demand Bds., (Statewide Prg.) Ser. '84B, 8.125%, 12/01/99........................................           26,500
   360,000    Louisiana Pub. Fac. Auth. Supplemental Student Loan Rev. Variable Rate
                Demand Bds., (Statewide Prg.) Ser. '84C, 8.125%, 12/01/99........................................          381,600
   385,000    Parish of Orleans, New Orleans, LA, Hsg. Dev. Corp. of 1st Lien Rev.
                Bds., Ser. `79 (Tulane Ave. Prj. - Section 8 Asst.), 7.875%, 06/01/10............................          385,119
    50,000    Sales Tax School Bds., Parish School Brd. of the Parish of Jefferson, State of
                LA, Ser. '86A, 7.00%, 02/01/08...................................................................           52,182


DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996

==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              LOUISIANA - Continued
$  400,000    Shreveport, LA, Wtr. & Swr. Rev. Crossover Ref. Bds., Ser.`86C,
                7.00%, 12/01/05..................................................................................    $     414,224
   500,000    Shreveport, LA, Wtr. & Swr. Rev. Crossover Ref. Bds., Ser. `86C,
                7.125%, 12/01/14.................................................................................          517,875
                                                                                                                     -------------
                                                                                                                         4,704,089
                                                                                                                     -------------
              MAINE - (0.64%)
   945,000    Maine Hlth. & Higher Educ. Fac., Hosp. Rev. Ref. Bds. (Eastern Maine
                Med. Ctr.) Ser. '85, 9.10%, 10/01/12.............................................................          988,886
                                                                                                                     -------------
              MARYLAND - (2.41%)
    95,000    Cmnty. Dev. Admin. of the State of MD, FHA-Insured Hsg. Mtg. Rev. Bds.,
                '80 Ser. B, 10.50%, 01/01/12.....................................................................           95,972
   600,000    Cmnty. Dev. Admin. of the State of MD, FHA-Insured Hsg. Mtg. Rev. Bds.,
                '80 Ser. B, 10.625%, 01/01/24....................................................................          606,198
   960,000    Cmnty. Dev. Admin. of the State of MD, Hsg. Mtg. Rev. Bds., `81 Ser. A,
                14.00%, 01/01/22.................................................................................          972,576
    20,000    Hsg. Auth. of Prince George's Cnty. (Maryland) GNMA Collateralized Sngl.
                Fam. Mtg. Rev. Bds., '89 Ser. A, 8.10%, 10/01/20.................................................           20,854
 1,000,000    Maryland Econ. Dev. Corp., Nursing Fac. Mtg. Rev. Bds. (Ravenwood
                Hlthcare; Inc. Fac.) Ser. `96A, 8.375%, 08/01/26.................................................        1,000,180
 1,000,000    Upper Potomac River Comm., MD, PCR Bds., Westvaco Corp. Prj.,
                9.125%, 08/01/15.................................................................................        1,029,020
                                                                                                                     -------------
                                                                                                                         3,724,800
                                                                                                                     -------------
              MASSACHUSETTS - (3.32%)
   250,000    Lawrence, MA, IDR Bds., (New Balance Realty Trust Prj.), 10.00%,
                10/01/03.........................................................................................          255,205
   115,000    Massachusetts Educ. Loan Auth., Educ. Loan Rev. Bds., Issue C, Ser. '85A,
                7.875%, 06/01/03.................................................................................          120,184
   265,000    Massachusetts Educ. Loan Auth., Educ. Loan Rev. Bds., Issue D, Ser. '89A,
                7.65%, 01/01/07..................................................................................          282,564
   125,000    Massachusetts Hlth. & Educational Fac. Auth. Rev. Bds. (New England
                School of Law), 8.30%, 07/01/03..................................................................          125,444
   125,000    Massachusetts Hlth. & Educational Fac. Auth. Rev. Bds. (New England
                School of Law), 8.30%, 07/01/04..................................................................          125,444
 1,000,000    Massachusetts Hlth. & Educational Fac. Auth. Rev. Bds., St. Anne's Hosp.
                Issue, Ser. A, 9.375%, 07/01/14..................................................................        1,000,150
   705,000    Massachusetts Hsg. Fin. Agy. Multi-Fam. Hsg. Bds., '85 Ser. A, 0%/9.5%,
                07/01/12.........................................................................................          721,109
   175,000    Massachusetts Ind. Fin. Agy., IDR Bds. (Boston Beer), 11.50%, 07/15/07.............................          188,766
   985,000    Massachusetts Ind. Fin. Agy. Rev. Bds., Provider Lease Prg., `89 Ser. A,
                8.75%, 07/15/09..................................................................................        1,033,689
   500,000    Massachusetts Muni Wholesale Elec. Co. Pwr. Supply Rev. Ref. Bds.,
                Ser. B '94, 5.00%, 07/01/17......................................................................          458,250


DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996

==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              MASSACHUSETTS - Continued
$  525,000    Massachusetts State G.O., 10.50%, 08/01/03.........................................................    $     535,784
   280,000    Massachusetts State G.O., 9.75%, 09/01/03..........................................................          284,155
                                                                                                                     -------------
                                                                                                                         5,130,744
                                                                                                                     -------------
              MICHIGAN - (0.99%)
   100,000    Cnty. of Oakland, State of Michigan Bds., Clinton-Oakland Sys., Paint
                Creek Inceptor Sewage Disposal Bds., 7.00%, 05/01/01.............................................          102,250
   750,000    The Econ. Dev. Corp. of the City of Westland, MI, Contract Sec'd. Rev. Bds.
                (Weyerhauser Co. Contract Rev.), 9.80%, 12/01/00.................................................          755,213
    55,000    Kentwood, MI, Econ. Dev. Corp. Rev. Bds. (Hanover-Kent, Inc. - K-Mart
                Corp.), 7.85%, 09/01/01..........................................................................           55,041
 1,150,000    Michigan State Hsg. Dev. Auth., Section 8 Asst. Mtg. Rev. Bds., Ser. I,
                Zero Cpn., 04/01/14..............................................................................          242,248
    65,000    Michigan State Hsg. Dev. Auth., Sngl.-Fam. Insured Hsg. Bds., '86 Ser. A,
              8.00%, 10/01/06....................................................................................           65,238
   300,000    Monroe, MI, PCR Bds. (North Star Steel Co. Prj. - Cargill Inc.) Ser. '78,
                6.875%, 07/01/08.................................................................................          301,002
                                                                                                                     -------------
                                                                                                                         1,520,992
                                                                                                                     -------------
              MINNESOTA - (0.93%)
   330,000    Minneapolis, MN, Community Dev. Agy. Rev. Bds. (River Bluff Prj.),
                11.375%, 06/01/09................................................................................          338,600
   280,000    Minneapolis, MN, Community Dev. Agy. Rev. Bds. (West Bank
                Homes Prj.), 11.75%, 10/01/08....................................................................          288,240
   250,000    Minnesota Hsg. Fin. Agy. Sngl. Fam. Mtg. Bds., '87 Ser. C, 8.40%,
                08/01/01.........................................................................................          258,550
    10,000    The Port Auth. of the City of Saint Paul, MN, IDR, Ser. `84-N, Sunwood
                Inn/Bandana Square Ltd., 10.00%, 12/01/01........................................................           10,369
    15,000    The Port Auth. of the City of Saint Paul, MN, IDR, Ser. `84-N, Sunwood
                Inn/Bandana Square Ltd., 10.00%, 12/01/02........................................................           15,553
   250,000    The Port Auth. of the City of Saint Paul, MN, IDR, Ser. `84-N, Sunwood
                Inn/Bandana Square Ltd., 10.00%, 12/01/14........................................................          257,685
     5,000    The Port Auth. of the City of Saint Paul, MN, IDR, Ser. K, Jackson Str.
                Shops Ltd., 9.50%, 12/01/01......................................................................            5,180
    10,000    The Port Auth. of the City of Saint Paul, MN, IDR, Ser. K, Jackson Str.
                Shops Ltd., 9.50%, 12/01/02......................................................................           10,360
   235,000    The Port Auth. of the City of Saint Paul, MN, IDR, Ser. K, Jackson Str.
                Shops Ltd., 9.50%, 12/01/14......................................................................          243,462
                                                                                                                     -------------
                                                                                                                         1,427,999
                                                                                                                     -------------
              MISSISSIPPI - (3.93%)
 2,235,000    Claiborne Cnty., MS, PCR (Middle South Energy, Inc. Prj.) Ser. C,
                9.875%, 12/01/14.................................................................................        2,499,780


DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              MISSISSIPPI - Continued
$  810,000    Clarksdale, MS, Ind. Rev. Bds. (BAH Pptys/Archer-Daniel's), 11.75%,
                06/01/11.........................................................................................    $     817,671
   240,000    Mississippi Business Fin. Corp., MS PCR Rev. Ref. Bds. (Gulf Power Co.
                Prj.-AMBAC) Ser. '96, 5.50%, 02/01/26............................................................          229,236
 5,000,000    Mississippi Home Corp. Residual Rev. Bds., Cap. Appreciation, Ser. I '92,
                Zero Cpn., 09/15/16..............................................................................        1,421,500
 1,000,000    Mississippi Hosp. Equip. & Fac. Auth. Rev. Bds. (Rush Medical
                Foundation Prj.) Ser. '91A, 8.75%, 01/01/16......................................................        1,092,940
                                                                                                                     -------------
                                                                                                                         6,061,127
                                                                                                                     -------------
              MISSOURI - (1.18%)
 1,005,000    The IDA of the City of Joplin, MO, Hosp. Fac. Ref. and Improvements Rev.
                Bds. (Tri-State Osteopathic Hosp. Assoc. Prj.) Ser. '91, 8.25%, 12/15/14.........................        1,084,345
   150,000    The IDA of the City of Kansas City, MO, Econ. Dev. Rev. Ref. Bds.
                (Encore Nursing Ctr. Partners, Ltd.-85 Prj.) Ser. '92, 8.00%, 12/01/02...........................          154,541
   250,000    The IDA of the City of West Plains, MO, IDR Ref. Bds. (Beatrice Cos., Inc.
                Prj.) Ser. '84, 8.75%, 08/01/07..................................................................          250,643
   210,000    Missouri Hsg. Dev. Commission, Hsg. Dev. Bds. (Federally Insured Mtg.
                Loans) Ser. July 1, 1975, 8.00%, 07/01/17........................................................          213,284
   115,000    St. Louis Cnty., MO, Sngl. Fam. Mtg. Rev. Bds., 9.25%, 10/01/16....................................          120,610
                                                                                                                     -------------
                                                                                                                         1,823,423
                                                                                                                     -------------
              MONTANA - (0.04%)
    65,000    Montana Brd. of Hsg., Sngl. Fam. Prg. Bds., '85 Ser. A (Federally Insured
                or Gtd. Mtg. Loans), 0%/9.75%, 06/01/13..........................................................           56,693
                                                                                                                     -------------
              NEBRASKA - (0.12%)
   200,000    Nebraska Investment Fin. Auth. Sngl. Fam. Mtg. Rev. Bds., Ltd.
                Intermediate Muni Obligation, Ser. B '85, Zero Cpn., 11/15/06....................................          185,384
                                                                                                                     -------------
              NEVADA - (0.41%)
   500,000    State of Nevada Muni Bd. Bank Prj. No. 18 & 19, 8.40%, 09/01/01....................................          519,300
   105,000    State of Nevada Muni Bd. Bank Prj. No. 18 & 19, 8.50%,09/01/05.....................................          109,335
                                                                                                                     -------------
                                                                                                                           628,635
                                                                                                                     -------------
              NEW HAMPSHIRE - (0.35%)
   500,000    New Hampshire Higher Educ. & Hlth. Fac. Auth. Rev. Bds. (NH Catholic
                Charities Issue) Ser. '91, 8.40%, 08/01/11.......................................................          536,480
                                                                                                                     -------------
              NEW JERSEY - (4.70%)
   460,000    Jersey City, NJ, Swr. Auth, Swr. Rev. Ref. Bds., 9.00%, 01/01/06...................................          471,219
   300,000    The Mercer Cnty. Improvement Auth., Mercer Cnty., NJ, Insured Solid
                Waste Rev. Bds. (Res. Recovery Prj., Ref. Ser. A of '92), 6.70%, 04/01/16........................          309,060
 2,135,000    The Mercer Cnty. Improvement Auth., Mercer Cnty., NJ, Solid Waste
                Rev. Bds. (Res. Recovery Prj., Ref. Ser. B of '92), Zero Cpn., 04/01/14..........................          570,878
   405,000    The Mercer Cnty. Improvement Auth., Mercer Cnty., NJ, Solid Waste
                Rev. Bds. (Res. Recovery Prj., Ref. Ser. B of '92), Zero Cpn., 04/01/15..........................          100,432

DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS _ Continued
              NEW JERSEY _ Continued
$1,375,000    The Mercer Cnty. Improvement Auth., Mercer Cnty., NJ, Solid Waste
                Rev. Bds. (Res. Recovery Prj., Ref. Ser. B of '92), Zero Cpn., 04/01/16..........................    $     316,223
   445,000    New Jersey Econ. Dev. Auth., Econ. Dev. Bds. (Polymeric Resources Corp.
                Prj. - '94 Ser.), 9.00%, 12/01/19................................................................          464,691
   260,000    New Jersey Econ. Dev. Auth., Econ. Dev. Sr. Rev. Bds. (Lakewood of
                Voorhees FHA Insured Prj.) Ser. A, 8.875%, 01/15/20..............................................          270,005
 1,350,000    New Jersey Econ. Dev. Auth., Econ. Dev. Rev. Bds. (Borg-Warner - Baker
                Protective Svcs. Prj.) Ser. '83, 9.95%, 12/01/03.................................................        1,372,748
 1,000,000    New Jersey Econ. Dev. Auth., Econ. Dev. Rev. Ref. Bds. (Holt Hauling &
                Warehousing) Ser. G, 8.40%, 12/15/15.............................................................        1,039,570
    75,000    New Jersey Econ. Dev. Auth., Mtg. Rev. Ref. Bds. (Geriatric and Medical
                Svcs., Inc. Prj.) Ser. '92, 9.00%, 07/01/97......................................................           77,237
    80,000    New Jersey Econ. Dev. Auth., Mtg. Rev. Ref. Bds. (Geriatric and Medical
                Svcs., Inc. Prj.) Ser. '92, 9.00%, 07/01/98......................................................           85,162
   300,000    New Jersey Econ. Dev. Auth. Rev., Sr. Mtg. Bds. (Holt Hauling and
                Warehousing) Ser. D, 10.25%, 09/15/14............................................................          313,326
 1,000,000    New Jersey Econ. Dev. Auth.  Rev., Sr. Mtg. Bds. (Sealy Mattress Mfg. Co.),
                9.50%, 10/01/02..................................................................................        1,043,950
   500,000    New Jersey Econ. Dev. Auth. Sr. Mtg. Rev. Bds. (Arbor Glen of
                Bridgewater Prj.) Ser. `96A, 8.00%, 05/15/12.....................................................          481,980
   325,000    New Jersey Hsg. and Mtg. Fin. Agy., Home Buyer Rev. Bds., '89 Ser. D,
                7.70%, 10/01/29..................................................................................          338,679
                                                                                                                     -------------
                                                                                                                         7,255,160
                                                                                                                     -------------
              NEW MEXICO - (0.78%)
   120,000    Albuquerque, NM, Hlth. Care Sys. Rev. Bds., (Lovelace Medical Foundation
                Prj.), 12.00%, 03/01/11..........................................................................          120,702
    20,000    City of Albuquerque, NM, Hlth. Care Sys. Rev. Bds. (Lovelace Medical
                Foundation Prj.) Ser. '83A, 10.25%, 03/01/11.....................................................           20,452
 1,000,000    New Mexico Fin. Auth. Rev. Bds. Pub. Prj., Revolving Fund - FSA,
                Ser. A '96, 5.75%, 06/01/16......................................................................          988,310
   105,000    New Mexico Mtg. Fin. Auth. Sngl. Fam. Mtg. Prg. Rev. Bds., 7.00%,
                07/01/14.........................................................................................           76,178
                                                                                                                     -------------
                                                                                                                     -------------
                                                                                                                         1,205,642
              NEW YORK - (4.24%)
   500,000    Battery Park City Auth., POD III Hsg. Rev. Bds., Ser. '84 (FHA-Insured
                Mtg.), 10.00%, 06/01/23..........................................................................          508,750
   500,000    City of New York, NY, Unlimited G.O., Ser. B '88, 7.20%, 08/01/01..................................          555,660
 2,580,000    Clifton Park, NY, IDA IDR Bds. (Caldor Inc. Prj.) Ser. A, 11.25%,
                12/01/12.........................................................................................        2,626,786
 1,000,000    Dormitory Auth. of the State of NY, City University Sys. Consolidated
                Third Gen'l Resolution Rev. Bds., '96 Ser. 2, 6.00%, 07/01/20....................................          983,730
   925,000    New York State Hsg. Fin. Agy., Multi-Fam. Insured Mtg. Rev. Hsg. Bds.,
                '85 Ser. A, 10.00%, 11/15/25.....................................................................          941,178



DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments _ Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS _ Continued
              NEW YORK _ Continued
$  395,000    New York State Med. Care Fac. Fin. Agy., New York Hosp. FHA Insured
              Mtg. Bds., Ser. A, 6.90%, 08/15/34.................................................................    $     437,542
   175,000    New York State Med. Care Fac. Fin. Agy., St. Luke's Roosevelt Hosp.
                Ctr. FHA - Insured Mtg. Rev. Bds., `89 Ser. B, 6.875%, 02/15/99..................................          179,302
   300,000    Steuben Cnty., NY, IDA Rev. Bds., Ser. '84 (Corning Glass Works),
                9.00%, 11/01/04..................................................................................          304,188
                                                                                                                     -------------
                                                                                                                         6,537,136
                                                                                                                     -------------
              NORTH CAROLINA - (0.65%)
   200,000    Guilford Cnty., NC, Rev. Ref. Bds., Ser. '88, 6.50%, 02/01/99......................................          203,480
    70,000    North Carolina Eastern Muni Pwr. Agy. Sys. Rev. Bds., Ser. E '85,
                6.50%, 01/01/24..................................................................................           70,105
   200,000    North Carolina Med. Care Comm. Hosp. Rev. Ref. Bds. (Moore Memorial
                Hosp. Prj.), 9.10%, 10/01/99.....................................................................          206,674
   500,000    Piedmont Hlth. Dev. Auth., Inc., 1st Mtg. Ref. Rev. Bds. (Nash Grove
                Manor Inc. Fac., Nashville, North Carolina) Ser. '93A, 8.00%, 01/01/13...........................          519,945
                                                                                                                     -------------
                                                                                                                         1,000,204
                                                                                                                     -------------
              NORTH DAKOTA - (1.19%)
   135,000    North Dakota State Hsg. Fin. Agy., Sngl. Fam. Mtg. Rev. Bds., Pacs. -
                Ser. A, 0%/9.625%, 07/01/17......................................................................          111,378
 1,590,000    Ward Cnty., ND, Hlth Care Fac. Rev. Bds. (St. Joseph's Hosp. Corp. Prj.)
                Ser. '94, 8.875%, 11/15/14.......................................................................        1,718,663
                                                                                                                     -------------
                                                                                                                         1,830,041
                                                                                                                     -------------
              OHIO - (3.13%)
   865,000    Belmont Cnty., OH, Hlth. Sys. Rev. (East Ohio Reg'l Hosp.) Ser. '85,
                9.50%, 01/01/05..................................................................................          884,255
   400,000    Cnty. of Cuyahoga, OH, Hosp. Rev. Ref. Bds. (Richmond Heights General
                Hosp.) Ser. '85, 10.00%, 12/01/11................................................................          401,228
 1,000,000    Cnty. of Cuyahoga, OH, IDR Ref. Bds. (Joy Tech. Inc. Prj.) Ser. '92, 8.75%,
                09/15/07.........................................................................................        1,067,640
 1,050,000    Ohio Hsg. Fin. Agy. Sngl. Fam. Mtg. Rev. Bds. Cap. Appreciation,
                Ser. '85 A, Zero Cpn., 01/15/15..................................................................          175,382
    65,000    Ohio Hsg. Fin. Agy. Sngl. Fam. Mtg. Rev. Bds. (GNMA Mtg.-Backed Sec.
                Prg.) '90 Ser. C, Zero Cpn., 09/01/02............................................................           42,061
 1,800,000    Ohio Wtr. Dev. Auth., State of Ohio, Collateralized PCR Ref. Bds., Ser. '95
                (The Cleveland Elec. Illuminating Co. Prj.), 7.70%, 08/01/25.....................................        1,902,744
   345,000    Ohio Wtr. Dev. Auth., State of Ohio, Wtr. Dev. Rev. Ref. Bds., '85 Ref.
                and Improvement Ser., 9.375%, 12/01/18...........................................................          357,827
                                                                                                                     -------------
                                                                                                                         4,831,137
                                                                                                                     -------------
              OKLAHOMA - (1.01%)
 1,500,000    Trustees of the Oklahoma Ordnance Works Auth. IDR Ref. Bds. (A.P.
                Green Ind., Inc. Prj.) Ser. '92, 8.50%, 05/01/08.................................................        1,564,935
                                                                                                                     -------------

DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996

==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS _ Continued
              OREGON - (0.51%)
$  800,000    Washington Cnty., OR, Unified Sewerage Agy., Sr. LienSwr. Rev. Bds.,
                Ser. `96, 5.40%, 10/01/12........................................................................    $    789,880
                                                                                                                     -------------
              PENNSYLVANIA - (5.05%)
   185,000    Allegheny Cnty., PA, Residential. Fin. Auth. Sngl. Fam. Mtg. Rev. Bds.,
                '83-Ser.-B, Zero Cpn., 10/01/15..................................................................           25,386
   495,000    Allegheny Cnty. Hosp. Dev. Auth. Hosp. Rev. Ref. Bds., Ser. '85-A (St.
                Margaret Memorial Hosp. Prj.), 9.30%, 07/01/99...................................................          501,494
 2,435,000    Allegheny Cnty. Hosp. Dev. Auth. Hosp. Rev. Ref. Bds., Ser. '85-A (St.
                Margaret Memorial Hosp. Prj.), 9.80%, 07/01/10...................................................        2,464,269
    85,000    Berks Cnty., PA, IDA IDR (Borg-Warner/Baker Protection Svcs., Inc.)
                Ser. '81, 11.10%, 07/01/01.......................................................................           85,928
 2,060,000    Berks Cnty., PA, IDA (Supermarkets General Corp. Prj.), 10.50%, 11/01/03...........................        2,111,500
    55,000    Bucks Cnty., PA, IDA Mtg. Rev. (Geriatric and Medical Svcs., Inc. Prj.)
                Ser. '92, 9.00%, 07/01/98........................................................................           58,834
   175,000    Chartiers Valley, PA, IDA Nursing Home Rev. FHA Insured Mtg. Bds.
                (Sun City East Prj.), 14.00%, 10/01/14...........................................................          216,412
    65,000    Chester Cnty., PA, IDA Mtg. Rev. Ref. Bds. (Geriatric and Medical
                Svcs., Inc. Prj.) Ser. '92, 9.00%, 07/01/98......................................................           68,544
    35,000    Horsham Twp., PA, Sewer Rev. Ref. Bds., 6.00%, 01/01/98............................................           35,863
   780,000    Luzerne Cnty., PA, Hsg. Corp. Rev. Bds., 8.125%, 12/01/08..........................................          779,836
   330,000    Mercer Cnty., PA, IDA, Gumberg Assoc. - Pine Grove Square, The Kroger
                Co., Ind. Dev. 1st Mtg. Rev. Bds., 13.00%, 06/01/07..............................................          343,682
   100,000    Montgomery Cnty. (Pennsylvania) IDA Mtg. Rev. Ref. Bds., Ser. '92A
                (Geriatric and Medical Svcs., Inc. Prj.), 9.00%, 07/01/99........................................          104,893
   200,000    Pennsylvania Hsg. Fin. Agy., Moderate Rehab. Rev. Bds., 9.00%, 08/01/01............................          203,338
   250,000    Pennsylvania Hsg. Fin. Agy., Sngl. Fam. Mtg. Rev. Bds., Ser. O, 8.125%,
                10/01/07.........................................................................................          252,190
   270,000    Pennsylvania St. Higher Educ. Fac. Auth. College & University Rev. Bds.
                (Drexel University) 1st Ser. '87, 7.70%, 05/01/12................................................          276,178
   250,000    Warren Cnty., PA, IDA Specialized Dev. Rev. Ref. Bds. (Beverly
                Enterprises - Pennsylvania, Inc. Prj.) Ser. '91, 9.00%, 11/01/12.................................          273,003
                                                                                                                     -------------
                                                                                                                         7,801,350
                                                                                                                     -------------
              RHODE ISLAND - (0.16%)
   250,000    Rhode Island Hlth & Educational Bldg. Corp. Rev. Bds., 9.50%, 07/01/16.............................          253,320
                                                                                                                     -------------
              SOUTH CAROLINA - (1.60%)
   400,000    Certificates of Participation, Ser. '90A, South Carolina School Financing
                Corp. (School Dist. No. 2 of Sumter Cnty., SC Prj.), 8.125%, 04/01/10............................          428,672
 2,000,000    City of Charleston, SC, Waterworks and Sewer Sys. Ref. Rev. Bds.,
                Ser. '86A, 7.00%, 01/01/15.......................................................................        2,044,560
                                                                                                                     -------------
                                                                                                                         2,473,232
                                                                                                                     -------------


DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              SOUTH DAKOTA _ (0.48%)
$   30,000    South Dakota Bldg. Auth., Rev. Ref. Bds., Ser. of Feb. '84,10.50%,
                09/01/00.........................................................................................    $      33,717
   675,000    South Dakota Student Loan Asst. Corp., Student Loan Rev. Bds.,
                Ser. B '89, 7.45%, 08/01/00......................................................................          705,038
                                                                                                                     -------------
                                                                                                                           738,755
                                                                                                                     -------------
              TENNESSEE - (2.51%)
   200,000    Dover, TN, Hlth. & Educ. Fac., IDR (Wessex Corp. Dover Prj.), 9.50%,
                09/01/11.........................................................................................          206,380
   427,419    Dyer Cnty., TN, Ind. Dev. Brd. IDR Bds. (S.S. Kresge Co. - K-Mart Corp.),
                8.10%, 11/01/00..................................................................................          427,581
   500,000    The Hlth. & Educational Fac. Auth. of the City of Crossville, TN, 1st Mtg.
                Ref. Rev. Bds. (Country Place Hlth. Care Ctr., Inc. Prj.) Ser. '96 A,
                7.75%, 06/01/13..................................................................................          503,440
 1,185,000    Lewisburg, TN, IDR Bds. (Mead Corp. Prj.), 7.875%, 02/01/00........................................        1,196,613
   425,000    McMinn Cnty., TN, Ind. Dev. Brd. Rev. Bds., (S.S. Kresge Co.), 8.00%,
                11/01/00.........................................................................................          425,234
   460,000    New Tazewell, TN, Hlth. Educational & Hsg. Fac. Brd. IDR Bds. (Wessex
                Corp. New Tazewell Prj.) Ser. '87, 10.00%, 06/01/17..............................................          470,470
   395,000    Sevier Cnty., TN, Ind. Dev. Brd. IDR Bds. (The Kroger Co. and Super X
                Prj.) Ser. A, 10.25%, 11/01/06...................................................................          396,410
   500,000    Tennessee Hsg. Dev. Agy., Cap. Appreciation (Homeownership Prg.)
                Ser. L '88, Zero Cpn., 07/01/05..................................................................          256,585
                                                                                                                     -------------
                                                                                                                         3,882,713
                                                                                                                     -------------
              TEXAS - (8.33%)
   500,000    Austin, TX, Util. Sys. Rev. Ref. Bds., Ser. '96 B, 5.625%, 11/15/16................................          496,690
   150,000    Dallas, TX, Civic Cntr. Convention Complex, Sr. Lien Rev. Bds., Ser. '85,
                8.50%, 01/01/04..................................................................................          151,611
   280,000    Grand Prairie Hsg. Fin. Corp., Grand Prairie, TX, Sngl. Fam. Mtg. Rev.
                Bds., Ser. '85, Ryan Mtg. Co. - Admin.-Servicer, 9.875%, 09/01/05................................          283,945
   500,000    Grape Creek-Pulliam Independent School Dist. Pub.  Fac. Corp. School
                Fac. Lease Rev. Bds., Ser. '96, 7.00%, 05/15/10..................................................          502,785
 1,400,000    Harris Cnty., TX, Hlth. Fac. Dev. Corp. Rev. Bds. (Adj. Conv. Extendible
                Secs.), GTR Houston Pooled Hlth. Care, 7.375%, 12/01/25..........................................        1,418,270
   500,000    Houston, Hsg. Fin. Corp. Sngl. Fam. Mtg. Rev. Bds., Ser. `83B (The Lomas
                & Nettleton Co. - Admin.), 10.25%, 12/15/03......................................................          500,305
 2,305,000    Houston Hsg. Fin. Corp. Sngl. Fam. Mtg. Rev. Bds., Ser. '83B (The Lomas
                & Nettleton Co. - Admin.), 10.375%, 12/15/13.....................................................        2,306,383
   185,000    Houston Hsg. Fin. Corp. Sngl. Fam. Mtg. Rev. Bds., Ser. '84A, 10.875%,
                02/15/16.........................................................................................          188,003
    30,000    Houston, TX, Hsg. Corp. No. 1 Rev. Bds., Long Drive Apartments - Section
                8 Assisted, 9.00%, 02/01/20......................................................................           31,804
 2,000,000    The Ind. Dev. Corp. of Port of Corpus Christi, TX, Rev. Bds., Valero
                Refng. & Mkg. Co., Ser. A, 10.25%, 06/01/17......................................................        2,127,380


DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              TEXAS - Continued
$  830,000    Irving, TX, Hosp. Auth., Hosp. Rev. Bds. (Irving Hlthcare Sys.) Ser. B '95,
                5.60%, 07/01/07..................................................................................    $     837,346
 1,000,000    Jefferson Cnty., TX, Hlth. Fac. Dev. Corp. Hosp. Rev. Bds. (Baptist
                Healthcare Sys. Prj.) Ser. '91, 8.875%, 06/01/21.................................................        1,058,530
 1,000,000    Southeast TX, Hsg. Fin. Corp. Multi-Fam. Hsg. Rev., 1st Mtg. Rev. Bds.
                (The Ridge Apartments Prj.), 8.30%, 11/01/23.....................................................          800,000
   985,000    Texas Hsg. Agy., Residential Mtg. Rev. Bds., Ser. '87D, 8.40%, 01/01/21............................        1,034,033
   225,000    Texas St. Higher Educ. Coordinating Brd., College Student Loan Rev. Bds.,
                7.20%, 04/01/02..................................................................................          237,173
    50,000    Texas Wtr. Res. Fin. Auth. Rev. Bds., Ser. '89, 7.625%, 08/15/08...................................           52,582
   280,000    Texas Wtr.  Res. Fin. Auth. Rev. Bds., Ser. '89, 7.50%, 08/15/13...................................          299,821
   185,000    Thomason Hlth. Fac. Dev. Corp., Hlth. Fac. Rev. Bds. (El Paso Cnty.
                Hosp. Dist. Ltd. Tax Equip. Fin. Prg.) Ser. '90, 7.20%, 08/15/98.................................          195,162
 1,000,000    Tomball, TX, Independent School Dist. Cap. Appreciation Ref. Bds.,
                Unlimited G.O., Zero Cpn., 02/15/13..............................................................          339,670
                                                                                                                     -------------
                                                                                                                        12,861,493
              UTAH - (0.31%)
   545,000    Ogden City (Utah) Neighborhood Dev. Agy. Tax Increment .Rev. Ref. Bds.
                (25th St. Prj.) Ser. `90A, Zero Cpn., 12/30/05...................................................          312,612
 1,245,036    Utah State Hsg. Fin. Agy. Rev. Bds. Cap. Appreciation Residential Mtg.,
                Ser. '83A, Zero Cpn., 07/01/16...................................................................          166,474
                                                                                                                     -------------
                                                                                                                           479,086
                                                                                                                     -------------
              VERMONT - (0.98%)
 1,500,000    Vermont Hsg. Fin. Agy. Multi-Fam. Hsg. Bds., '79 Ser. A, 8.50%,
                02/15/21.........................................................................................        1,518,225
                                                                                                                     -------------
              VIRGINIA - (1.07%)
   460,000    IDA of the City of Norfolk, IDR Bds. (Ralston Purina Co. Prj.) Ser. '81,
                11.00%, 06/01/01.................................................................................          467,176
   325,000    IDA of Covington-Alleghany Cnty., VA, IDR Ref. Bds. (Beverly
                Enterprises, Inc. Prj.) Ser. '91, 9.375%, 09/01/01...............................................          359,197
 1,100,000    Virginia St. Hsg. Dev. Auth. Comnwlth. Mtg., Ser. A, Subser. A-1,
                Zero Cpn., 01/01/01..............................................................................          828,069
                                                                                                                     -------------
                                                                                                                         1,654,442
                                                                                                                     -------------
              WASHINGTON - (0.97%)
 1,000,000    King Cnty., WA, Unlimited G.O., Ser. A '78, 6.50%, 06/01/12........................................        1,001,990
   500,000    King Cnty., WA, Unlimited G.O., Ser. B '78, 6.50%, 12/01/12........................................          500,995
                                                                                                                     -------------
                                                                                                                         1,502,985
                                                                                                                     -------------
              WEST VIRGINIA - (3.09%)
   140,000    Berkeley Brooke Fayette Etc. Cnty., WV, Sngl. Fam. Mtg. Rev. Bds., Ser. A,
                9.10%, 08/01/11..................................................................................          146,859
   390,000    Beverly, WV, Hsg. Corp. Mtg. Rev. Bds., Ser. `81 (Beverly Manor/FHA -
                Insured/Section 8 Prj.), 11.00%, 11/15/22........................................................          452,408


DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------
              MUNICIPAL BONDS - Continued
              WEST VIRGINIA _ Continued
$  325,000    Glasgow, WV, Hlth. Fac. Rev. Ref. Bds. (Beverly Enterprises, Inc. Prj.)
                Ser. '91, 9.50%, 09/01/01........................................................................    $     362,359
 2,000,000    The Ohio Cnty. Bldg. Comm., WV, Hlth. Sys. Rev. Ref. Bds. (Ohio
                Valley Med. Ctr. Issue) Ser. `85, 9.625%, 01/01/13...............................................        2,003,020
    25,000    Putnam Cnty., WV, IDR (IDR Bds.) Rite Aid West Virginia Inc., 10.375%,
                11/01/02.........................................................................................           25,276
   845,000    West Virginia Hsg. Dev. Fd., Hsg. Fin. Bds., `76 Ser. A, 7.25%, 11/01/18...........................          855,639
   915,000    West Virginia Hsg. Dev. Fd., Rental Dev. Prg. Bds., Ser. C (Section 8
                Assisted Dev.), 10.00%, 07/01/15.................................................................          923,574
                                                                                                                     -------------
                                                                                                                         4,769,135
                                                                                                                     -------------
              WISCONSIN - (3.58%)
   300,000    Clear Lake, WI, Sewer Sys. Mtg. Rev. Bds., 8.00%, 08/01/11.........................................          325,218
   950,000    Milwaukee, WI, Res. Recovery Rev. Bds. (American Can Co. Prj.-AMBAC)
                Ser. '77, 6.00%, 10/01/07........................................................................          950,485
   665,000    Wisconsin Hlth. & Educ. Fac. Auth. Rev. Bds. (Gundersen Clinic - La
                Crosse Inc.) Ser. '96, 5.375%, 12/01/09..........................................................          654,174
 1,000,000    Wisconsin Hlth. Fac. Auth. Rev. Bds., Ser. `85 (Riverview Hosp.
                Assoc. Prj.), Wisconsin Rapids, WI, 9.00%, 05/01/11..............................................        1,024,360
   170,000    Wisconsin Hlth. Fac. Auth. Rev. Ref. Bds., Hosp. Sisters Svcs. Sys.,
                Ser. D, 9.125%, 07/01/05.........................................................................          172,392
 2,000,000    Wisconsin Hlth. Fac. Auth. Rev. Ref. Bds., Hosp. Sisters Svcs. Sys.,
                Ser. D, 9.25%, 07/01/12..........................................................................        2,028,340
   355,000    Wisconsin St., Unlimited G.O., Ser. B, 7.60%, 01/01/20.............................................          368,721
                                                                                                                     -------------
                                                                                                                         5,523,690
                                                                                                                    --------------

                   Total Municipal Bonds - (identified cost $147,406,526)........................................      149,117,253
                                                                                                                    --------------



DAVIS TAX-FREE HIGH INCOME FUND, INC.
Schedule of Investments - Continued
At September 30, 1996
==================================================================================================================================
                                                                                                                            Value
Principal                                                                                                                 (Note 1)
---------                                                                                                                  ------

SHORT TERM - (0.49%)
$  755,000    State Street Bank & Trust Co. Repurchase Agreement, 5.20%,
                10/01/96, dated 9/30/96, repurchase value of $755,109
                (collateralized by $770,000 par value U.S. Treasury Note,
                5.875%, 8/15/98, Market Value $772,887) - (identified cost $755,000).............................    $     755,000
                                                                                                                     -------------
                     Total investments - (identified cost $148,161,526)(97.12%) <F1>.............................      149,872,253
                     Other assets less liabilities - (2.88%).....................................................        4,444,654
                                                                                                                     -------------
                     Net assets - (100%).........................................................................    $ 154,316,907
                                                                                                                     =============

<F1>  Aggregate cost for Federal income tax purposes is $148,161,526.


      At September 30, 1996 unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

     Unrealized appreciation.....................................................................................    $   3,076,972
                                                                                                                     -------------
     Unrealized depreciation.....................................................................................       (1,366,245)
                                                                                                                     -------------
          Net unrealized appreciation............................................................................    $   1,710,727
                                                                                                                     =============

<F2>  Security is paying less than stated interest rate.
<F3>  Represents securities valued at fair value in good faith by the Board of Directors.






See Notes to Financial Statements

DAVIS TAX-FREE HIGH INCOME FUND
Statement of Assets and Liabilities
At September 30, 1996
==================================================================================================================================
ASSETS:

  Investments in securities, at value (identified cost $148,161,526) (Note 1)....................................    $ 149,872,253
  Cash...........................................................................................................           22,019
  Receivables:
    Interest.....................................................................................................        3,352,107
    Capital stock sold...........................................................................................          501,183
    Investment securities sold...................................................................................        3,760,745
  Prepaid expenses...............................................................................................           13,996
                                                                                                                     -------------
          Total assets...........................................................................................      157,522,303
                                                                                                                     -------------

LIABILITIES:

  Payables:
    Capital stock reacquired.....................................................................................          289,621
    Investment securities purchased..............................................................................        2,550,432
  Commissions payable to distributor (Note 4)....................................................................          164,288
  Accrued expenses...............................................................................................          201,055
                                                                                                                     -------------
          Total liabilities......................................................................................        3,205,396
                                                                                                                     -------------
NET ASSETS (Note 5)..............................................................................................    $ 154,316,907
                                                                                                                     =============
  CLASS A SHARES
    Net assets...................................................................................................    $  44,828,415
    Shares outstanding4,898,420
    Net asset value and redemption price per share (net assets/shares outstanding)...............................           $ 9.15
                                                                                                                            ======
    Maximum offering price per share (100/95.25 of $9.15)........................................................           $ 9.61
                                                                                                                            ======
  CLASS B SHARES
    Net assets...................................................................................................    $ 109,488,492
    Shares outstanding...........................................................................................       12,001,843
    Net asset value, offering and redemption price per share (net assets/shares
      outstanding)...............................................................................................           $ 9.12
                                                                                                                            ======
Net assets consist of:

  Undistributed net income.......................................................................................    $   1,022,368
  Unrealized appreciation on investments.........................................................................        1,710,727
  Accumulated net realized gain..................................................................................          217,542
  Paid-in capital................................................................................................      151,366,270
                                                                                                                     -------------
  Net assets.....................................................................................................    $ 154,316,907
                                                                                                                     =============



See Notes to Financial Statements


DAVIS TAX-FREE HIGH INCOME FUND
Statement of Operations
For the Year Ended September 30, 1996
==================================================================================================================================

INVESTMENT INCOME:
  Income:
    Interest.....................................................................................................    $  12,956,006
                                                                                                                     -------------

  Expenses:
    Management fees (Note 3).....................................................................................        1,149,436
    Custodian fees...............................................................................................          178,521
    Transfer agent fees..........................................................................................          155,678
    Audit fees...................................................................................................           36,988
    Legal fees...................................................................................................           22,197
    Accounting fees (Note 3).....................................................................................           45,000
    Reports to shareholders......................................................................................           65,755
    Directors fees and expenses..................................................................................           62,564
    Registration and filing fees.................................................................................           64,302
    Miscellaneous................................................................................................           34,143
    Commissions paid under distribution plan (Note 4)
      Class A....................................................................................................           95,000
      Class B....................................................................................................        1,160,529
                                                                                                                     -------------
          Total expenses.........................................................................................        3,070,113
                                                                                                                     -------------
            Net investment income................................................................................        9,885,893
                                                                                                                     -------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

  Net realized gain from investment transactions.................................................................          419,913
  Net decrease in unrealized appreciation of investments during the period.......................................       (1,166,075)
                                                                                                                     -------------
    Net realized and unrealized gain  (loss) on investments......................................................         (746,162)
                                                                                                                     -------------
    Net increase in net assets resulting from operations.........................................................    $   9,139,731
                                                                                                                     =============













See Notes to Financial Statements


DAVIS TAX-FREE HIGH INCOME FUND
Statement of Changes in Net Assets
==================================================================================================================================



                                                                                           Year ended September 30,
                                                                                           ------------------------
                                                                                           1996               1995
                                                                                           ----               ----
Operations:
  Net investment income.............................................................    $ 9,885,893        $ 9,954,694
  Net realized gain from investment transactions....................................        419,913          1,053,761
  Net increase (decrease) in unrealized appreciation
    of investments..................................................................     (1,166,075)           991,288
                                                                                       ------------       ------------
      Net increase in net assets resulting from
        operations..................................................................      9,139,731         11,999,743


Distributions to shareholders from:
  Distribution from net investment income
    Class A ($0.54 and $0.40 per share, respectively)...............................     (2,654,081)        (1,972,849)
    Class B ($0.48 and $0.48 per share, respectively)...............................     (6,209,444)        (7,981,845)
Distribution from gains from investment transactions
  Class A ($0.06 and $0.01 per share, respectively).................................       (290,460)           (39,640)
  Class B ($0.06 and $0.01 per shares, respectively)................................       (814,882)          (111,149)
Distribution in excess of net investment income
  Class B ($0.01 per share).........................................................           _              (235,293)

Capital share transactions (Note 5).................................................    (17,041,893)       (18,344,618)
                                                                                       ------------       ------------
    Total decrease in net assets....................................................    (17,871,029)       (16,685,651)

Net Assets:
  Beginning of year.................................................................    172,187,936        188,873,587
                                                                                       ------------       ------------
  End of year.......................................................................   $154,316,907       $172,187,936
                                                                                       ============       ============












See Notes to Financial Statements




DAVIS TAX-FREE HIGH INCOME FUND
Notes to Financial Statement
September 30, 1996
===============================================================================
Note 1 - Summary of Significant Accounting Policies

     Davis Tax-Free High Income Fund (formerly Venture Muni (+) Plus,
Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide current income free from federal income tax by investing in municipal obligations. The Fund may invest in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds." Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. On December 1, 1994, the Company commenced the offering of shares in two classes, Class A and Class B. The Class A shares are sold with a front-end sales charge and the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation
     Municipal bonds are normally valued on the basis of prices provided by a pricing service. Securities not priced in this manner are priced at the last sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and ask prices provided by investment dealers. Short-term obligations are valued at amortized cost, which approximates value. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors.

Federal Income Taxes
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its tax-exempt and taxable income to shareholders. Therefore, no provision for federal income tax is required.

Securities Transactions
     Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost.

Investment Income and Distributions to  Shareholders
     Interest income is recorded on the accrual basis. Dividends and distributions to shareholders are recorded on the ex-dividend date. Premiums on tax-exempt securities, original issue discounts and market discounts are amortized to investment income for financial reporting and tax purposes. Premiums are amortized over the life of the respective securities or to the earliest call date, if applicable.

Note 2 - Purchases and Sales of Securities

     Purchases and sales of investment securities (excluding short-term securities) during the year ended September 30, 1996, were $168,112,898 and $184,318,435, respectively.

Note 3 - Investment Advisory Fees and Other Transactions with Affiliates

     The Fund pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (formerly Selected/Venture Advisers, L.P.) (the "Adviser"). The agreement provides for a monthly fee of .054167 of 1% (equivalent to
 .65 of 1% per annum) of the first $250 million of average daily net assets of the Fund.

DAVIS TAX-FREE HIGH INCOME FUND
Notes to Financial Statements - Continued
September 30, 1996

Note 3 - Investment Advisory Fees and Other Transactions with Affiliates
- (continued)

Regardless of the above provision, the Adviser will pay or refund to the Fund all expenses borne by the Fund in any fiscal year (including the advisory fee, but excluding interest, taxes, brokerage fees, payments made to the Distributor under any Rule 12b-1 Distribution Plan adopted by the Fund and, where permitted, extraordinary expenses) that exceed limitations imposed by the most restrictive state securities laws or regulations. The Adviser must reimburse the Fund for any such excess at least annually, up to the amount of its advisory fee. The Adviser believes that the most restrictive expense limitations presently applicable are 2 1/2% for the first $30 million of average net assets, 2% for the next $70 million of average net assets and 1 1/2% for any additional average net assets. The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended September 30, 1996 amounted to $12,000. The Adviser is paid for certain transfer agent services. The fee for the year ended September 30, 1996 amounted to $12,245. The Adviser is also paid for certain accounting services. The fee for the year ended September 30, 1996 amounted to $45,000. Certain directors and the officers of the Fund are also officers and directors of the general partner of the Adviser.

Note 4 - Distribution and Underwriting Fees

Class A Shares

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

     During the year ended September 30, 1996, the Fund's Underwriter, Davis Selected Advisers, L.P., received $37,029 from commissions earned on sales of Class A shares of the Fund of which $5,771 was retained by the Underwriter and the remaining $31,258 was reallowed to investment dealers. Davis Selected Advisers, L.P. paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Fund for the year ended September 30, 1996 was $95,000.

Class B Shares

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund compensates the Distributor with a 4% commission on the proceeds from the sale of the Fund's Class B shares (subject to the limits described below) and the Distributor pays 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's annual average net assets attributable to Class B shares which may be paid to the Distributor in connection with the distribution of its shares. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.


DAVIS TAX-FREE HIGH INCOME FUND
Notes to Financial Statements - Continued
September 30, 1996

Note 4 - Distribution and Underwriting Fees - (Continued)

Class B Shares - (Continued)

The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the new 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the year ended September 30, 1996, Class B shares of the Fund made distribution plan payments which included commissions of $878,833 and maintenance fees of $281,696.

     Commissions earned by the Distributor  during the year ended
September 30, 1996 on the sale of Class B shares of the Fund amounted to $294,738 of which $265,116 was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $2,181,621, representing the cumulative commissions earned by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative commissions paid by the Fund and cumulative contingent deferred sales charge paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended September 30, 1996 the Distributor received contingent deferred sales charges from Class B shares of the Fund of $234,927. (Prior to December 1, 1994, the charge was a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. The charge was imposed upon redemption of certain Class B shares of the Fund within four calendar years of the original purchase.)

Note 5 - Capital Stock

     At September 30, 1996, there were 1,000,000,000 shares of capital stock ($0.01 par value per share) authorized. Transactions in capital stock were as follows:









DAVIS TAX-FREE HIGH INCOME FUND
Notes to Financial Statements - Continued


Note 5 - Capital Stock - (Continued)




                                             For the Year Ended                For the Ten Months Ended
Class A                                      September 30, 1996                   September 30, 1995
                                        ---------------------------           ---------------------------
                                        Shares               Amount           Shares               Amount
                                        ------               ------           ------               ------
Shares sold....................         773,907          $  7,021,638        5,537,144         $ 49,420,038
Shares issued to shareholders
  in connection with
  reinvestment of
  distributions................         177,168             1,612,514          115,852            1,057,589
                                   ------------          ------------     ------------         ------------
                                        951,075             8,634,152        5,652,996           50,477,627
Shares reacquired..............      (1,001,194)           (9,115,251)        (704,457)          (6,432,629)
                                   ------------          ------------     ------------         ------------
     Net increase (decrease)...         (50,119)         $   (481,099)       4,948,539         $ 44,044,998
                                   ============          ============     ============         ============









                                             For the Year Ended                   For the Year Ended
Class B                                      September 30, 1996                   September 30, 1995
                                        ---------------------------           ---------------------------
                                        Shares               Amount           Shares               Amount
                                        ------               ------           ------               ------
Shares sold....................       1,020,583        $   9,284,218          2,538,110        $  22,901,839
Shares issued to shareholders
  in connection with
  reinvestment of
  distributions................         392,264            3,564,753            453,075            4,103,609
                                   ------------        -------------      -------------        -------------
                                      1,412,847           12,848,971          2,991,185           27,005,448
Shares reacquired..............      (3,234,911)         (29,409,765)        (9,952,705)         (89,395,064)
                                   ------------        -------------      -------------        -------------
     Net decrease..............      (1,822,064)       $ (16,560,794)        (6,961,520)       $ (62,389,616)
                                   ============        =============      =============        =============


DAVIS TAX-FREE HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================


The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                                                                     -------------------Class A------------
                                                                                     Year                    Ten Months
                                                                                    Ended                       Ended
                                                                                 September 30,               September 30,
                                                                                     1996                       1995
                                                                                     ----                       ----
Net Asset Value, Beginning of Period........................................       $ 9.19                     $ 8.90
                                                                                 --------                   --------
Income From Investment Operations
---------------------------------
  Net Investment Income.....................................................          .61                        .40
  Net Gains or Losses on
    Securities  (both realized
    and unrealized).........................................................         (.05)                       .30
                                                                                 --------                   --------
    Total From Investment Operations........................................          .56                        .70
                                                                                 --------                   --------
Less Distributions
------------------
  Dividends (from net
    investment income)......................................................         (.54)                      (.40)
  Distribution from gains from
    investment transactions.................................................         (.06)                      (.01)
                                                                                 --------                   --------
    Total Distributions.....................................................         (.60)                      (.41)
                                                                                 --------                   --------
Net Asset Value,
  End of Period.............................................................       $ 9.15                     $ 9.19
                                                                                 ========                   ========
Total Return <F1>...........................................................         6.33%                      7.93%

Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted)...........................................................     $ 44,828                   $ 45,461
  Ratio of Expenses to
    Average Net Assets .....................................................         1.36%                      1.43%<F2>
  Ratio of Net Income to
    Average Net Assets......................................................         6.64%                      5.95%<F2>

  Portfolio Turnover Rate...................................................       106.55%                    127.80%


<F1> Sales charges are not reflected in calculation.

<F2> Annualized


DAVIS TAX-FREE HIGH INCOME FUND
FINANCIAL HIGHLIGHTS - CONTINUED
================================================================================================================================



                                                                              ---------------------Class B-------------------


                                                                                        Year ended September 30,
                                                                           --------------------------------------------------
                                                                        1996       1995       1994       1993       1992
                                                                        ----       ----       ----       ----       ----
Net Asset Value, Beginning of Period................................  $  9.17      $ 9.09      $ 9.65     $ 9.49    $ 9.41
                                                                      -------      ------      ------     ------    ------
Income From Investment Operations
---------------------------------
  Net Investment Income.............................................      .54         .48         .44        .54       .54
  Net Gains or Losses on
    Securities (both realized
    and unrealized..................................................     (.05)        .10        (.18)       .29       .27
                                                                      -------      ------      ------     ------    ------
    Total From Investment Operations................................      .49         .58         .26        .83       .81
                                                                      -------      ------      ------     ------    ------
Less Distributions
------------------
  Dividends (from net
    investment income)..............................................     (.48)       (.48)       (.44)      (.54)     (.54)
  Distribution from gains from
    investment transactions.........................................     (.06)       (.01)       (.28)        _         _
  Distribution in excess
    of net investment income........................................       _         (.01)       (.07)      (.10)     (.12)
  Tax Return of capital
    distributions...................................................       _          _         (.03)       (.03)     (.07)
                                                                       ------      ------      ------     ------    ------
    Total Distributions.............................................     (.54)       (.50)       (.82)      (.67)     (.73)
                                                                       ------      ------      ------     ------    ------

Net Asset Value,
  End of Period.....................................................  $  9.12      $ 9.17      $ 9.09     $ 9.65    $ 9.49
                                                                      =======      ======      ======     ======    ======
Total Return<F1>....................................................     5.51%       6.64%       2.81%      9.10%     8.89%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted)................................................... $109,488    $126,727    $188,874   $164,018  $124,227
  Ratio of Expenses to
    Average Net Assets..............................................     2.10%       2.14%       2.07%      2.26%     2.41%
  Ratio of Net Income to
    Average Net Assets..............................................     5.89%       5.37%       4.59%      5.50%     5.53%

Portfolio Turnover Rate.............................................   106.55%     127.80%     113.46%    107.80%    47.31%


<F1>  Sales charges are not reflected in calculation.



DAVIS TAX-FREE HIGH INCOME FUND
Report of Independent Certified Public Accountants
===============================================================================


To the Shareholders and Board of Directors of Davis Tax-Free High Income Fund


     We have audited the accompanying statement of assets and liabilities of Davis Tax-Free High Income Fund (formerly Venture Muni (+) Plus, Inc.), including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management.
Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Tax-Free High Income Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




                                                        Tait, Weller & Baker



Philadelphia, Pennsylvania
November 1, 1996







                           DAVIS TAX-FREE HIGH
                                INCOME FUND

               124 East Marcy Street  Santa Fe, New Mexico 87501
==============================================================================

   Directors                                     Officers
Wesley E. Bass                                   Jeremy H. Biggs
Jeremy H. Biggs                                     Chairman
Marc P. Blum                                     Shelby M.C. Davis
Shelby M.C. Davis                                   President
Eugene M. Feinblatt                              Carl R. Luff
Jerry D. Geist                                     Vice President, Treasurer
D. James Guzy                                      & Assistant Treasurer
G. Bernard Hamilton                              Raymond O. Padilla
LeRoy E. Hoffberger                                Vice President, Secretary
Laurence W. Levine                                 & Assistant Treasurer
Christian R. Sonne                               Carolyn H. Spolidoro
Edwin R. Werner                                    Vice President
                                                 Andrew A. Davis
                                                   Vice President
                                                 Christopher C. Davis
                                                   Vice President
                                                 Eileen R. Street
                                                   Assistant Treasurer
                                                   & Assistant Secretary



Investment Adviser & Distributor
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

Transfer Agent & Custodian
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA  02266-8406

Counsel
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

Auditors
Tait, Weller & Baker
Two Penn Center, Suite 700
Philadelphia, Pennsylvania 19102-1707

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For more information about Davis Tax-Free High Income Fund including management fee, charges and expenses, see the current prospectus which must precede or accompany this report.

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                                                                9611-15 DTF80